UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  May 15, 2007


                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Delaware              0-13150             04-2735766
             --------              -------             ----------
         (State or Other         (Commission         (IRS Employer
           Jurisdiction          File Number)     Identification Number)
         of Incorporation)


    4375 River Green Parkway, Suite 100, Duluth, Georgia        30096
    ----------------------------------------------------        -----
        (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
                                                            --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 15, 2007, Concurrent Computer Corporation (the "Company") entered into Securities Purchase Agreements (each a "Securities Purchase Agreement" and collectively, the "Securities Purchase Agreements") with the accredited investors (the "Purchasers") identified on the signature pages thereto for the private placement (the "Offering") of the Company's common stock, par value $0.01 (the "Common Stock"), pursuant to which the Company issued and sold, for an aggregate purchase price of $14 million, 11,200,000 shares of Common Stock (the "Shares") and warrants (the "Warrants," together with the Shares, the "Securities") exercisable into 2,800,000 shares of Common Stock at an exercise price of $1.62 per share. The Warrants are exercisable as of the date of issuance and expire five years therefrom. The Company completed the sale of the Securities on May 18, 2007. The Offering resulted in aggregate proceeds to the Company of $14 million, before deducting commissions, fees and expenses. The Company intends to use the proceeds of the private placement for general corporate purposes including working capital and capital expenditures.

The foregoing descriptions are qualified in their entirety by reference to the Forms of Warrant and the Form of Securities Purchase Agreement that are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, and are incorporated herein by reference.

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 for a description of the sale of the Securities, which information is incorporated herein by reference.

The Securities are exempt from the registration requirements of the Securities Act of 1933, pursuant to Rule 506 of Regulation D. Each Purchaser represented to the Company that they were "Accredited Investors", as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Neither the Shares nor the Warrants have been registered under the Securities Act and neither may be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file a registration statement covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits

      4.1  Form of Warrant (schedule of purchasers included)
      4.2  Form of Warrant (schedule of purchasers included)
     10.1 Form of Securities Purchase Agreement dated May 15, 2007 among Concurrent Computer Corporation and the purchasers identified on the signature pages thereto (schedule of purchasers included)

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONCURRENT COMPUTER CORPORATION


Date: May 18, 2007                      By: /s/ Emory O. Berry
                                            --------------------------------
                                            Emory O. Berry
                                            Chief Financial Officer